                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-41853, No. 33-48579, No. 33-48462, No. 2-72362,
No. 33-72559, No. 33-72560, No. 333-75499, No. 333-75501, and No. 333-86777) and
on Form S-3 (No. 333-86675, and No. 333-32512) of Safeguard Scientifics, Inc. of our report dated March 4, 2001 relating to the financial statements of MicroAge Technology Services, L.L.C., which appears in the Current Report on Form 8-K/A of Safeguard Scientifics, Inc. dated January 10, 2001.


/s/ PricewaterhouseCoopers LLP
Phoenix, Arizona
March 26, 2001


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